UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 24, 2022
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On May 24, 2022, FS Japan Project 25 GK (the “Project Company”), a limited liability company organized and existing under the laws of Japan and an indirect wholly-owned subsidiary of First Solar, Inc. (the “Company”), entered into a facilities agreement with Nomura Capital Investment Co., Ltd. and Aozora Bank, Ltd. (the “Credit Facility”). The Credit Facility provides for aggregate borrowings up to ¥21.5 billion ($168.1 million) for the development and construction of a 53 MWAC photovoltaic power plant located in Tochigi, Japan. In connection with the expected sale of the Company’s utility-scale solar project development platform in Japan, the Project Company and Credit Facility are expected to be transferred to Momura Solar Plant L.P., a Cayman Islands exempted limited partnership and wholly-owned indirect subsidiary of PAG Real Assets.

The Credit Facility consists of a ¥18.8 billion ($146.6 million) term loan facility, a ¥1.9 billion ($15.1 million) consumption tax facility, and a ¥0.8 billion ($6.4 million) debt service reserve facility. The term loan facility, consumption tax facility, and debt service reserve facility incur interest at 6-month Tokyo Interbank Offered Rate plus 0.85% per annum, which is payable bi-annually. Principal on the term loan facility is payable in scheduled bi-annual installments from October 2023 to the maturity of the facility in April 2040. Principal on the consumption tax facility and debt service reserve facility are payable in full upon maturity. The consumption tax facility is expected to mature in October 2025 and the debt service reserve facility matures in April 2040. The Credit Facility is secured by pledges of the Project Company’s assets, material project documents, and by the equity interests in the Project Company. The Credit Facility contains customary representations and warranties, covenants, and events of default for comparable term loan facilities in Japan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 27, 2022	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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